Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES THIRD QUARTER 2004

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

November 2, 2004

i

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2003		2004
2004	2003			3Q	4Q	1Q	2Q	3Q
			Financial Services Businesses:

			Pre-tax adjusted operating income by division:
694	582	19%	Insurance Division	183	206	211	238	245
244	233	5%	Investment Division	83	56	96	72	76
733	618	19%	International Insurance and Investments Division	223	184	219	262	252
144	49	194%	Corporate and other operations	32	44	23	66	55

1,815	1,482	22%	Total pre-tax adjusted operating income	521	490	549	638	628
481	482	—	Income taxes, applicable to adjusted operating income	170	159	170	143	168

1,334	1,000	33%	Financial Services Businesses after-tax adjusted operating income	351	331	379	495	460

			Items excluded from adjusted operating income:
182	(170)	207%	Realized investment gains (losses), net, and related charges and adjustments	(46)	(29)	1	143	38
(64)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	50	(322)	208
33	—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	—	(50)	183	(100)
(53)	(450)	88%	Divested businesses	(36)	265	(21)	(9)	(23)

98	(620)	116%	Total items excluded from adjusted operating income, before income taxes	(82)	236	(20)	(5)	123
9	(187)	105%	Income taxes, applicable to items excluded from adjusted operating income	24	65	(13)	(11)	33

89	(433)	121%	Total items excluded from adjusted operating income, after income taxes	(106)	171	(7)	6	90

1,423	567	151%	Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	245	502	372	501	550
(8)	(23)	65%	Loss from discontinued operations, net of taxes	(25)	(21)	(3)	(2)	(3)
21	—	—	Extraordinary gain on acquisition, net of taxes	—	—	—	20	1
(79)	—	—	Cumulative effect of accounting change, net of taxes	—	—	(79)	—	—

1,357	544	149%	Net income of Financial Services Businesses	220	481	290	519	548

			Earnings per share of Common Stock (diluted):
2.63	1.90		Financial Services Businesses after-tax adjusted operating income	0.68	0.64	0.74	0.97	0.92
			Items excluded from adjusted operating income:
0.34	(0.31)		Realized investment gains (losses), net, and related charges and adjustments	(0.08)	(0.06)	—	0.27	0.07
(0.12)	—		Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	0.09	(0.60)	0.40
0.06	—		Change in experience-rated contractholder liabilities due to asset value changes	—	—	(0.09)	0.34	(0.19)
(0.10)	(0.82)		Divested businesses	(0.07)	0.49	(0.04)	(0.02)	(0.05)

0.18	(1.13)		Total items excluded from adjusted operating income, before income taxes	(0.15)	0.43	(0.04)	(0.01)	0.23
0.02	(0.34)		Income taxes, applicable to items excluded from adjusted operating income	0.05	0.12	(0.02)	(0.02)	0.06

0.16	(0.79)		Total items excluded from adjusted operating income, after income taxes	(0.20)	0.31	(0.02)	0.01	0.17

2.79	1.11		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	0.48	0.95	0.72	0.98	1.09
(0.01)	(0.04)		Income (loss) from discontinued operations, net of taxes	(0.04)	(0.03)	—	—	(0.01)
0.04	—		Extraordinary gain on acquisition, net of taxes	—	—	—	0.04	—
(0.15)	—		Cumulative effect of accounting change, net of taxes	—	—	(0.15)	—	—

2.67	1.07		Net income of Financial Services Businesses	0.44	0.92	0.57	1.02	1.08

532.5	550.5		Weighted average number of outstanding Common shares (diluted basis)	545.9	541.9	539.9	532.2	525.7

9.99%	7.58%		Operating Return on Average Equity (based on adjusted operating income)	8.06%	7.51%	8.61%	11.14%	10.23%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,357	544		Net income of Financial Services Businesses (above)	220	481	290	519	548
321	145		Net income of Closed Block Business	77	94	111	30	180

1,678	689		Consolidated net income	297	575	401	549	728

64	45		Direct equity adjustments for earnings per share calculations	19	15	19	23	22

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	5,117	4,739	4,603	4,432	6,135
		Long-term debt	4,330	3,860	3,820	4,437	5,708

		Attributed Equity:
		Including accumulated other comprehensive income	20,541	20,340	20,837	19,619	20,457
		Excluding unrealized gains and losses on investments	18,396	18,440	18,520	18,695	18,987
		Excluding accumulated other comprehensive income	18,564	18,563	18,554	18,755	18,995

		Total Capitalization:
		Including accumulated other comprehensive income	24,871	24,200	24,657	24,056	26,165
		Excluding unrealized gains and losses on investments	22,726	22,300	22,340	23,132	24,695
		Excluding accumulated other comprehensive income	22,894	22,423	22,374	23,192	24,703

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	37.81	37.61	38.90	37.11	39.19
		Excluding unrealized gains and losses on investments	33.86	34.10	34.58	35.36	36.37
		Excluding accumulated other comprehensive income	34.17	34.33	34.64	35.47	36.39

		Number of diluted shares at end of period	543.3	540.8	535.6	528.7	522.0

		Common Stock Price Range (based on closing price):
48.11	38.06	High	38.06	42.19	48.11	46.47	48.10
41.05	27.56	Low	34.00	36.60	41.62	41.05	44.30
47.04	37.36	Close	37.36	41.77	44.78	46.47	47.04

		Common Stock market capitalization (1)	20,202	22,341	23,679	24,209	24,158

(1)	As of end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

OPERATIONS HIGHLIGHTS

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	82.1	81.2	78.4	74.4	62.3
		Institutional customers	89.7	94.8	99.9	106.3	108.9
		General account	130.3	127.8	131.2	147.6	152.3

		Total Investment Management and Advisory Services	302.1	303.8	309.5	328.3	323.5

		Non-proprietary assets under management	22.1	22.7	22.3	43.6	43.5

		Total managed by Investment Division	324.2	326.5	331.8	371.9	367.0
		Managed by International Insurance and Investments Division	50.7	53.9	67.6	67.0	67.1
		Managed by Insurance Division	31.4	33.9	35.3	35.3	35.9

		Total assets under management	406.3	414.3	434.7	474.2	470.0
		Client assets under administration	45.2	50.4	52.2	64.6	72.9

		Total assets under management and administration	451.5	464.7	486.9	538.8	542.9

		Assets managed or administered for customers outside of the United States at end of period	81.0	84.9	100.8	97.3	96.4

		Distribution Representatives (1):
		Prudential Agents	4,281	4,320	4,147	4,001	3,982
		International Life Planners	4,875	4,989	5,008	5,123	5,234
		Gibraltar Life Advisors	4,848	4,826	4,815	4,888	4,759

38	37	Prudential Agent productivity ($ thousands)	38	44	36	40	37

		Third Party Distribution - Retail Products ($ millions) (3):
107	62	Individual life insurance (4)	17	49	28	34	45
10	20	Corporate-owned life insurance sales	3	—	6	1	3
3,820	1,882	Individual annuities (5)	1,125	1,166	1,410	1,332	1,078
9,130	3,916	Mutual funds and wrap-fee products (5)	2,517	2,144	2,742	2,386	4,002

(1)	As of end of period.
(2)	At fair market value.
(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(4)	Excludes corporate-owned life insurance sales.
(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2003		2004
2004	2003			3Q	4Q	1Q	2Q	3Q
			Revenues (1):

6,577	5,876	12%	Premiums	1,950	2,042	2,191	2,210	2,176
1,735	1,448	20%	Policy charges and fee income	509	553	559	580	596
3,979	3,717	7%	Net investment income	1,215	1,226	1,246	1,333	1,400
2,497	2,648	-6%	Commissions, investment management fees, and other income	695	714	709	933	855

14,788	13,689	8%	Total revenues	4,369	4,535	4,705	5,056	5,027

			Benefits and Expenses (1):

6,699	6,113	10%	Insurance and annuity benefits	2,023	2,171	2,262	2,217	2,220
1,543	1,263	22%	Interest credited to policyholders’ account balances	424	428	427	559	557
193	143	35%	Interest expense	59	57	53	57	83
(1,056)	(917)	-15%	Deferral of acquisition costs	(312)	(353)	(364)	(354)	(338)
585	452	29%	Amortization of acquisition costs	150	81	187	189	209
5,009	5,153	-3%	General and administrative expenses	1,504	1,661	1,591	1,750	1,668

12,973	12,207	6%	Total benefits and expenses	3,848	4,045	4,156	4,418	4,399

1,815	1,482	22%	Adjusted operating income before income taxes	521	490	549	638	628

			Items excluded from adjusted operating income before income taxes:
214	(145)	248%	Realized investment gains (losses), net, and related adjustments	(40)	(11)	9	155	50
(32)	(25)	-28%	Related charges	(6)	(18)	(8)	(12)	(12)

182	(170)	207%	Total realized investment gains (losses), net, and related charges and adjustments	(46)	(29)	1	143	38

(64)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	50	(322)	208
33	—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	—	(50)	183	(100)
(53)	(450)	88%	Divested businesses	(36)	265	(21)	(9)	(23)

98	(620)	116%	Total items excluded from adjusted operating income before income taxes	(82)	236	(20)	(5)	123

1,913	862	122%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	439	726	529	633	751
490	295	66%	Income tax expense (benefit)	194	224	157	132	201

1,423	567	151%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	245	502	372	501	550

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2003	12/31/2003	3/31/2004	6/30/2004	9/30/2004
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $79,964; $79,900; $84,853; $87,800; $89,640)	84,725	84,353	90,479	90,596	93,889
Fixed maturities, held to maturity, at amortized cost (fair value $2,954; $3,084; $2,999; $2,704; $2,633)	2,954	3,068	2,949	2,724	2,607
Trading account assets supporting insurance liabilities, at fair value (1)	83	88	807	11,920	12,695
Other trading account assets, at fair value (1)	3,769	3,214	5,245	3,098	3,222
Equity securities, available for sale, at fair value (cost $950; $1,045; $1,027; $1,271; $1,282)	1,106	1,119	1,164	1,422	1,457
Commercial loans	12,261	12,463	11,508	16,412	16,315
Policy loans	2,732	2,609	2,671	2,608	2,606
Securities purchased under agreements to resell	1,276	1,464	2,086	147	190
Other long-term investments	4,796	4,568	4,143	4,553	4,518
Short-term investments	3,758	4,052	2,913	3,818	2,399

Total investments	117,460	116,998	123,965	137,298	139,898
Cash and cash equivalents	6,252	5,791	5,893	4,053	4,471
Accrued investment income	1,139	1,046	1,137	1,238	1,317
Broker-dealer related receivables	908	1,098	1,072	1,146	1,252
Deferred policy acquisition costs	6,348	6,605	6,665	7,005	6,923
Other assets	14,558	14,320	17,652	49,607	49,573
Separate account assets	101,841	106,680	106,833	103,961	105,621

Total assets	248,506	252,538	263,217	304,308	309,055

Liabilities:
Future policy benefits	44,608	46,003	47,648	46,736	47,574
Policyholders’ account balances	42,766	44,168	47,012	63,236	63,521
Unpaid claims and claim adjustment expenses	3,201	1,687	1,717	1,740	1,775
Securities sold under agreements to repurchase	5,454	5,196	5,536	5,685	4,957
Cash collateral for loaned securities	3,563	3,571	3,361	3,661	2,978
Income taxes payable	2,019	2,234	2,686	2,015	2,427
Broker-dealer related payables	1,951	2,364	2,555	2,230	2,408
Securities sold but not yet purchased	1,620	1,598	2,386	345	503
Short-term debt	5,117	4,739	4,603	4,432	6,135
Long-term debt	4,330	3,860	3,820	4,437	5,708
Other liabilities	11,495	10,098	14,223	46,211	44,991
Separate account liabilities	101,841	106,680	106,833	103,961	105,621

Total liabilities	227,965	232,198	242,380	284,689	288,598

Attributed Equity:
Accumulated other comprehensive income	1,977	1,777	2,283	864	1,462
Other attributed equity	18,564	18,563	18,554	18,755	18,995

Total attributed equity	20,541	20,340	20,837	19,619	20,457

Total liabilities and attributed equity	248,506	252,538	263,217	304,308	309,055

(1)	Commencing June 30, 2004, investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,176	845	43	1,292	(4)
Policy charges and fee income	596	512	31	55	(2)
Net investment income	1,400	402	619	245	134
Commissions, investment management fees, and other income	855	162	561	121	11

Total revenues	5,027	1,921	1,254	1,713	139

Benefits and Expenses (1):
Insurance and annuity benefits	2,220	959	237	996	28
Interest credited to policyholders’ account balances	557	179	349	29	—
Interest expense	83	10	17	1	55
Deferral of acquisition costs	(338)	(161)	(10)	(184)	17
Amortization of acquisition costs	209	120	15	89	(15)
General and administrative expenses	1,668	569	570	530	(1)

Total benefits and expenses	4,399	1,676	1,178	1,461	84

Adjusted operating income before income taxes	628	245	76	252	55

	Quarter Ended September 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	1,950	779	1	1,170	—
Policy charges and fee income	509	441	17	54	(3)
Net investment income	1,215	349	516	212	138
Commissions, investment management fees, and other income	695	108	481	85	21

Total revenues	4,369	1,677	1,015	1,521	156

Benefits and Expenses (1):
Insurance and annuity benefits	2,023	918	187	894	24
Interest credited to policyholders’ account balances	424	158	239	27	—
Interest expense	59	1	9	1	48
Deferral of acquisition costs	(312)	(161)	(6)	(157)	12
Amortization of acquisition costs	150	80	15	69	(14)
General and administrative expenses	1,504	498	488	464	54

Total benefits and expenses	3,848	1,494	932	1,298	124

Adjusted operating income before income taxes	521	183	83	223	32

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,577	2,521	82	3,976	(2)
Policy charges and fee income	1,735	1,482	84	179	(10)
Net investment income	3,979	1,149	1,726	712	392
Commissions, investment management fees, and other income	2,497	468	1,660	346	23

Total revenues	14,788	5,620	3,552	5,213	403

Benefits and Expenses (1):
Insurance and annuity benefits	6,699	2,850	653	3,132	64
Interest credited to policyholders’ account balances	1,543	532	928	84	(1)
Interest expense	193	13	27	4	149
Deferral of acquisition costs	(1,056)	(523)	(32)	(549)	48
Amortization of acquisition costs	585	337	44	247	(43)
General and administrative expenses	5,009	1,717	1,688	1,562	42

Total benefits and expenses	12,973	4,926	3,308	4,480	259

Adjusted operating income before income taxes	1,815	694	244	733	144

	Nine Months Ended September 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	5,876	2,425	23	3,440	(12)
Policy charges and fee income	1,448	1,238	54	166	(10)
Net investment income	3,717	1,075	1,625	610	407
Commissions, investment management fees, and other income	2,648	242	2,201	246	(41)

Total revenues	13,689	4,980	3,903	4,462	344

Benefits and Expenses (1):
Insurance and annuity benefits	6,113	2,765	601	2,665	82
Interest credited to policyholders’ account balances	1,263	476	708	79	—
Interest expense	143	1	25	2	115
Deferral of acquisition costs	(917)	(422)	(21)	(509)	35
Amortization of acquisition costs	452	234	51	214	(47)
General and administrative expenses	5,153	1,344	2,306	1,393	110

Total benefits and expenses	12,207	4,398	3,670	3,844	295

Adjusted operating income before income taxes	1,482	582	233	618	49

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	139,898	31,880	54,323	43,251	10,444
Deferred policy acquisition costs	6,923	3,955	50	3,049	(131)
Other assets	56,613	3,239	41,481	6,320	5,573
Separate account assets	105,621	63,715	42,954	18	(1,066)

Total assets	309,055	102,789	138,808	52,638	14,820

Liabilities:
Future policy benefits	47,574	4,920	13,591	28,440	623
Policyholders’ account balances	63,521	18,585	34,350	10,879	(293)
Debt	11,843	1,366	1,785	831	7,861
Other liabilities	60,039	8,125	39,931	8,401	3,582
Separate account liabilities	105,621	63,715	42,954	18	(1,066)

Total liabilities	288,598	96,711	132,611	48,569	10,707

Attributed Equity:
Accumulated other comprehensive income	1,462	652	367	404	39
Other attributed equity	18,995	5,426	5,830	3,665	4,074

Total attributed equity	20,457	6,078	6,197	4,069	4,113

Total liabilities and attributed equity	309,055	102,789	138,808	52,638	14,820

	As of December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	116,998	27,048	38,002	41,015	10,933
Deferred policy acquisition costs	6,605	3,918	23	2,769	(105)
Other assets	22,255	3,211	8,153	6,047	4,844
Separate account assets	106,680	64,034	43,019	649	(1,022)

Total assets	252,538	98,211	89,197	50,480	14,650

Liabilities:
Future policy benefits	46,003	5,008	12,937	27,613	445
Policyholders’ account balances	44,168	15,863	17,632	10,673	—
Debt	8,599	437	2,645	528	4,989
Other liabilities	26,748	6,539	8,599	7,409	4,201
Separate account liabilities	106,680	64,034	43,019	649	(1,022)

Total liabilities	232,198	91,881	84,832	46,872	8,613

Attributed Equity:
Accumulated other comprehensive income	1,777	632	587	415	143
Other attributed equity	18,563	5,698	3,778	3,193	5,894

Total attributed equity	20,340	6,330	4,365	3,608	6,037

Total liabilities and attributed equity	252,538	98,211	89,197	50,480	14,650

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

SHORT TERM DEBT

(in millions)

	As of September 30, 2004				As of December 31, 2003
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Financial Services Businesses:
Borrowings by use of proceeds:
General corporate purposes	—	5	—	5	—	5	—	5
Investment related	95	2,418	—	2,513	167	386	—	553
Securities business related	411	1,675	873	2,959	155	1,872	882	2,909
Specified other businesses	—	516	141	657	90	1,052	129	1,271
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	506	4,614	1,015	6,135	412	3,315	1,012	4,739

Borrowings by type:
Long-term debt due within one year	—	57	—	57	—	453	—	453
Commercial paper	506	4,541	—	5,047	412	2,846	—	3,258
Bank borrowings	—	—	538	538	—	—	535	535
Other short-term debt	—	16	476	492	—	16	476	492

Total general obligations	506	4,614	1,014	6,134	412	3,315	1,011	4,738
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	506	4,614	1,015	6,135	412	3,315	1,012	4,739

Closed Block Business:
Investment related commercial paper borrowings	—	477	—	477	—	—	—	—

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

LONG TERM DEBT

(in millions)

	As of September 30, 2004
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	1,783	1,356	—	132	3,271	—	3,271
Hybrid notes	—	—	—	—	—	—	—

Total	1,783	1,356	—	132	3,271	—	3,271

The Prudential Insurance Company of America (2):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	408	—	—	1,008	—	1,008
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	408	—	—	1,700	—	1,700

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	3,075	1,764	—	132	4,971	57	5,028
Debt related to Equity Security Units (3)	680	—	—	—	680	—	680

Total long-term debt of Financial Services Businesses	3,755	1,764	—	132	5,651	57	5,708

Ratio of long-term and short-term corporate debt to capitalization	14.1%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	670	681	—	141	1,492	—	1,492
Hybrid notes	—	—	—	—	—	—	—

Total	670	681	—	141	1,492	—	1,492

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	291	—	—	891	—	891
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	291	—	—	1,582	—	1,582

Long-term debt of other affiliated companies	—	17	—	—	17	58	75

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	1,961	989	—	141	3,091	58	3,149
Debt related to Equity Security Units (3)	711	—	—	—	711	—	711

Total long-term debt of Financial Services Businesses	2,672	989	—	141	3,802	58	3,860

Ratio of long-term and short-term corporate debt to capitalization	10.0%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Excluding obligations related to Equity Security Units.
(2)	Includes Prudential Funding, LLC.
(3)	The $680 million and $711 million represent the carrying value of the debt associated with the Equity Security Units issued at the time of demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2003		2004
2004	2003			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
2,521	2,425	4%	Premiums	779	797	850	826	845
1,482	1,238	20%	Policy charges and fee income	441	479	482	488	512
1,149	1,075	7%	Net investment income	349	371	369	378	402
468	242	93%	Commissions, investment management fees, and other income	108	145	150	156	162

5,620	4,980	13%	Total revenues	1,677	1,792	1,851	1,848	1,921

			Benefits and Expenses (1):
2,850	2,765	3%	Insurance and annuity benefits	918	1,033	970	921	959
532	476	12%	Interest credited to policyholders’ account balances	158	160	175	178	179
13	1	1200%	Interest expense	1	(1)	1	2	10
(523)	(422)	-24%	Deferral of acquisition costs	(161)	(173)	(182)	(180)	(161)
337	234	44%	Amortization of acquisition costs	80	11	108	109	120
1,717	1,344	28%	General and administrative expenses	498	556	568	580	569

4,926	4,398	12%	Total benefits and expenses	1,494	1,586	1,640	1,610	1,676

694	582	19%	Adjusted operating income before income taxes	183	206	211	238	245

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended September 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	845	111	734	95	16
Policy charges and fee income	512	418	94	261	157
Net investment income	402	259	143	104	155
Commissions, investment management fees, and other income	162	153	9	83	70

Total revenues	1,921	941	980	543	398

Benefits and Expenses (1):
Insurance and annuity benefits	959	214	745	159	55
Interest credited to policyholders’ account balances	179	133	46	42	91
Interest expense	10	7	3	3	4
Deferral of acquisition costs	(161)	(155)	(6)	(72)	(83)
Amortization of acquisition costs	120	119	1	75	44
General and administrative expenses (2)	569	426	143	235	191

Total benefits and expenses	1,676	744	932	442	302

Adjusted operating income before income taxes	245	197	48	101	96

	Quarter Ended September 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	779	94	685	77	17
Policy charges and fee income	441	390	51	255	135
Net investment income	349	210	139	100	110
Commissions, investment management fees, and other income	108	100	8	32	68

Total revenues	1,677	794	883	464	330

Benefits and Expenses (1):
Insurance and annuity benefits	918	243	675	193	50
Interest credited to policyholders’ account balances	158	108	50	39	69
Interest expense	1	—	1	—	—
Deferral of acquisition costs	(161)	(153)	(8)	(68)	(85)
Amortization of acquisition costs	80	79	1	56	23
General and administrative expenses (2)	498	364	134	169	195

Total benefits and expenses	1,494	641	853	389	252

Adjusted operating income before income taxes	183	153	30	75	78

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $4 million for the quarter ended September 30, 2004 and $13 million for the quarter ended September 30, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,521	315	2,206	268	47
Policy charges and fee income	1,482	1,241	241	773	468
Net investment income	1,149	733	416	298	435
Commissions, investment management fees, and other income	468	439	29	226	213

Total revenues	5,620	2,728	2,892	1,565	1,163

Benefits and Expenses (1):
Insurance and annuity benefits	2,850	628	2,222	480	148
Interest credited to policyholders’ account balances	532	392	140	122	270
Interest expense	13	9	4	3	6
Deferral of acquisition costs	(523)	(502)	(21)	(224)	(278)
Amortization of acquisition costs	337	334	3	213	121
General and administrative expenses (2)	1,717	1,293	424	685	608

Total benefits and expenses	4,926	2,154	2,772	1,279	875

Adjusted operating income before income taxes	694	574	120	286	288

	Nine Months Ended September 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,425	318	2,107	267	51
Policy charges and fee income	1,238	1,054	184	767	287
Net investment income	1,075	634	441	302	332
Commissions, investment management fees, and other income	242	219	23	92	127

Total revenues	4,980	2,225	2,755	1,428	797

Benefits and Expenses (1):
Insurance and annuity benefits	2,765	678	2,087	544	134
Interest credited to policyholders’ account balances	476	309	167	113	196
Interest expense	1	(1)	2	(2)	1
Deferral of acquisition costs	(422)	(396)	(26)	(219)	(177)
Amortization of acquisition costs	234	232	2	172	60
General and administrative expenses (2)	1,344	943	401	526	417

Total benefits and expenses	4,398	1,765	2,633	1,134	631

Adjusted operating income before income taxes	582	460	122	294	166

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $20 million for the nine months ended September 30, 2004 and $24 million for the nine months ended September 30, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE SALES:

		Excluding corporate-owned life insurance:
78	72	Variable life	20	27	26	27	25
119	78	Universal life	24	54	32	39	48
88	81	Term life	26	29	32	28	28

285	231	Total excluding corporate-owned life insurance	70	110	90	94	101
11	20	Corporate-owned life insurance	3	1	6	1	4

296	251	Total	73	111	96	95	105

		ANNUITY SALES AND ACCOUNT VALUES

		Variable Annuities:
43,949	15,338	Beginning total account value	39,780	40,815	43,949	44,858	44,927
4,518	2,870	Sales	1,469	1,548	1,723	1,536	1,259
(3,881)	(2,501)	Surrenders and withdrawals	(1,159)	(1,215)	(1,352)	(1,263)	(1,266)

637	369	Net sales (redemptions)	310	333	371	273	(7)
(458)	(316)	Benefit payments	(136)	(133)	(161)	(143)	(154)

179	53	Net flows	174	200	210	130	(161)
781	3,257	Change in market value, interest credited, and other	990	3,072	843	84	(146)
(435)	(264)	Policy charges	(129)	(138)	(144)	(145)	(146)
—	22,431	Acquisition	—	—	—	—	—

44,474	40,815	Ending total account value	40,815	43,949	44,858	44,927	44,474

		Fixed Annuities:
3,514	3,396	Beginning total account value	3,498	3,523	3,514	3,574	3,722
463	214	Sales	47	33	92	196	175
(146)	(99)	Surrenders and withdrawals	(33)	(42)	(51)	(51)	(44)

317	115	Net sales (redemptions)	14	(9)	41	145	131
(124)	(126)	Benefit payments	(39)	(36)	(45)	(38)	(41)

193	(11)	Net flows	(25)	(45)	(4)	107	90
156	141	Interest credited and other	51	37	65	42	49
(3)	(3)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,860	3,523	Ending total account value	3,523	3,514	3,574	3,722	3,860

		SALES BY DISTRIBUTION CHANNEL

		Life Insurance:
		Excluding corporate-owned life insurance:
178	169	Prudential Agents	53	61	62	60	56
107	62	Third party distribution	17	49	28	34	45
11	20	Corporate-owned life insurance	3	1	6	1	4

296	251	Total	73	111	96	95	105

		Variable and Fixed Annuities (1):
1,161	1,097	Prudential Agents	391	415	405	400	356
291	303	Wirehouses	115	89	108	96	87
3,529	1,684	Independent Financial Planners (2)	1,010	1,077	1,302	1,236	991

4,981	3,084	Total	1,516	1,581	1,815	1,732	1,434

(1)	Amounts represent gross sales.
(2)	Including bank distribution.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:

		Policyholders’ Account Balances (1):
4,520	4,112	Beginning balance	4,275	4,373	4,520	4,567	4,742
895	734	Premiums and deposits	248	281	293	295	307
(478)	(402)	Surrenders and withdrawals	(137)	(147)	(158)	(161)	(159)

417	332	Net sales	111	134	135	134	148
(72)	(67)	Benefit payments	(25)	(20)	(25)	(22)	(25)

345	265	Net flows	86	114	110	112	123
2	86	Interest credited and other	39	55	(49)	82	(31)
43	(10)	Net transfers (to) from separate account	(1)	10	18	15	10
(102)	(80)	Policy charges	(26)	(32)	(32)	(34)	(36)

4,809	4,373	Ending balance	4,373	4,520	4,567	4,742	4,809

		Separate Account Liabilities:
13,981	11,412	Beginning balance	12,511	12,843	13,981	14,246	14,303
1,015	1,106	Premiums and deposits	354	328	331	355	329
(443)	(466)	Surrenders and withdrawals	(132)	(134)	(145)	(140)	(158)

572	640	Net sales	222	194	186	215	171
(21)	(18)	Benefit payments	(5)	(4)	(8)	(6)	(7)

551	622	Net flows	217	190	178	209	164
410	1,497	Change in market value, interest credited and other	340	1,181	328	87	(5)
(126)	(73)	Net transfers to general account	(21)	(29)	(39)	(37)	(50)
(607)	(615)	Policy charges	(204)	(204)	(202)	(202)	(203)

14,209	12,843	Ending balance	12,843	13,981	14,246	14,303	14,209

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
7,660	6,795	Beginning balance	7,457	7,614	7,660	9,675	10,101
860	860	Premiums and deposits	263	209	249	338	273
(647)	(309)	Surrenders and withdrawals	(102)	(120)	(251)	(209)	(187)

213	551	Net sales (redemptions)	161	89	(2)	129	86
(240)	(222)	Benefit payments	(71)	(69)	(82)	(81)	(77)

(27)	329	Net flows	90	20	(84)	48	9
239	252	Interest credited and other	105	62	22	118	99
2,158	86	Net transfers (to) from separate account (2)	(36)	(34)	2,079	261	(182)
(4)	(6)	Policy charges	(2)	(2)	(2)	(1)	(1)
—	158	Acquisition	—	—	—	—	—

10,026	7,614	Ending balance	7,614	7,660	9,675	10,101	10,026

		Account Values in Separate Account:
39,803	11,939	Beginning balance	35,821	36,724	39,803	38,757	38,548
4,121	2,224	Premiums and deposits	1,253	1,372	1,566	1,394	1,161
(3,380)	(2,291)	Surrenders and withdrawals	(1,090)	(1,137)	(1,152)	(1,105)	(1,123)

741	(67)	Net sales (redemptions)	163	235	414	289	38
(342)	(220)	Benefit payments	(104)	(100)	(124)	(100)	(118)

399	(287)	Net flows	59	135	290	189	(80)
698	3,146	Change in market value, interest credited and other	936	3,047	886	8	(196)
(2,158)	(86)	Net transfers (to) from general account (2)	36	34	(2,079)	(261)	182
(434)	(261)	Policy charges	(128)	(137)	(143)	(145)	(146)
—	22,273	Acquisition	—	—	—	—	—

38,308	36,724	Ending balance	36,724	39,803	38,757	38,548	38,308

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL LIFE INSURANCE:
3,194	3,110	Beginning balance	3,102	3,131	3,194	3,032	3,141
224	219	Capitalization	68	75	77	75	72
(213)	(172)	Amortization - operating results	(56)	(23)	(70)	(68)	(75)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(193)	(26)	Impact of unrealized (gains) or losses on AFS securities	17	11	(169)	103	(127)

3,012	3,131	Ending balance	3,131	3,194	3,032	3,141	3,012

		INDIVIDUAL ANNUITIES:
636	473	Beginning balance	471	522	636	697	851
278	177	Capitalization	85	90	98	97	83
(121)	(60)	Amortization - operating results	(23)	13	(37)	(40)	(44)
—	(6)	Amortization - realized investment gains and losses	(3)	(5)	1	(3)	2
40	(62)	Impact of unrealized (gains) or losses on AFS securities	(8)	16	(5)	100	(55)
4	—	Other (1)	—	—	4	—	—

837	522	Ending balance	522	636	697	851	837

		GROUP INSURANCE (2):
88	57	Beginning balance	74	81	88	94	101
21	26	Capitalization	8	8	7	8	6
(3)	(2)	Amortization - operating results	(1)	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

106	81	Ending balance	81	88	94	101	106

		TOTAL INSURANCE DIVISION:
3,918	3,640	Beginning balance	3,647	3,734	3,918	3,823	4,093
523	422	Capitalization	161	173	182	180	161
(337)	(234)	Amortization - operating results	(80)	(11)	(108)	(109)	(120)
—	(6)	Amortization - realized investment gains and losses	(3)	(5)	1	(3)	2
(153)	(88)	Impact of unrealized (gains) or losses on AFS securities	9	27	(174)	203	(182)
4	—	Other (1)	—	—	4	—	—

3,955	3,734	Ending balance	3,734	3,918	3,823	4,093	3,955

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.
(2)	Represents long-term care products.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		Individual Life Insurance:

		Policy Surrender Experience:

483	506	Cash value of surrenders	154	147	164	152	167

3.5%	4.0%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.5%	3.2%	3.5%	3.2%	3.6%

		Death benefits per $1,000 of in force (1):
2.80	2.56	Variable and universal life	2.40	4.57	2.90	2.86	2.64
1.26	2.60	Term life	4.16	1.65	1.75	0.76	1.43
2.58	2.69	Total, Individual Life Insurance	3.10	3.94	2.75	2.58	2.49

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
195	153	Group life	30	72	127	34	34
143	120	Group disability (1)	24	24	90	15	38

338	273	Total	54	96	217	49	72

		Future Policy Benefits (2):
		Group life	1,656	1,832	1,780	1,760	1,734
		Group disability (1)	217	224	277	279	291

		Total	1,873	2,056	2,057	2,039	2,025

		Policyholders’ Account Balances (2):
		Group life	4,499	4,341	4,353	4,420	4,412
		Group disability (1)	61	66	59	61	66

		Total	4,560	4,407	4,412	4,481	4,478

		Separate Account Liabilities (2):
		Group life	9,970	10,253	10,476	10,810	11,198
		Group disability (1)	—	—	—	—	—

		Total	9,970	10,253	10,476	10,810	11,198

		Group Life Insurance:
1,924	1,930	Gross premiums, policy charges and fee income (3)	603	612	674	613	637
1,933	1,806	Earned premiums, policy charges and fee income	577	620	647	634	652
89.7%	91.0%	Benefits ratio	91.2%	90.5%	92.1%	88.2%	88.7%
10.5%	9.4%	Administrative operating expense ratio	10.0%	10.6%	9.5%	11.1%	10.8%
		Persistency ratio	93.7%	92.8%	95.7%	94.7%	94.3%

		Group Disability Insurance (1):
532	497	Gross premiums, policy charges and fee income (3)	165	165	176	174	182
514	485	Earned premiums, policy charges and fee income	159	157	173	165	176
95.3%	91.3%	Benefits ratio	93.1%	95.5%	95.4%	95.2%	95.5%
21.6%	21.9%	Administrative operating expense ratio	22.4%	24.2%	21.0%	21.8%	22.0%
		Persistency ratio	87.5%	85.0%	90.8%	89.3%	87.4%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2003		2004
2004	2003			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
82	23	257%	Premiums	1	6	12	27	43
84	54	56%	Policy charges and fee income	17	18	18	35	31
1,726	1,625	6%	Net investment income	516	526	523	584	619
1,660	2,201	-25%	Commissions, investment management fees, and other income	481	494	477	622	561

3,552	3,903	-9%	Total revenues	1,015	1,044	1,030	1,268	1,254

			Benefits and Expenses (1):
653	601	9%	Insurance and annuity benefits	187	190	208	208	237
928	708	31%	Interest credited to policyholders’ account balances	239	238	226	353	349
27	25	8%	Interest expense	9	8	9	1	17
(32)	(21)	-52%	Deferral of acquisition costs	(6)	(8)	(8)	(14)	(10)
44	51	-14%	Amortization of acquisition costs	15	15	15	14	15
1,688	2,306	-27%	General and administrative expenses	488	545	484	634	570

3,308	3,670	-10%	Total benefits and expenses	932	988	934	1,196	1,178

244	233	5%	Adjusted operating income before income taxes	83	56	96	72	76

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2004				Quarter Ended September 30, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	82	—	—	82	43	—	—	43
Policy charges and fee income	84	—	—	84	31	—	—	31
Net investment income	1,726	51	1	1,674	619	16	—	603
Commissions, investment management fees, and other income	1,660	995	221	444	561	317	44	200

Total revenues	3,552	1,046	222	2,284	1,254	333	44	877

Benefits and Expenses (1):
Insurance and annuity benefits	653	—	—	653	237	—	—	237
Interest credited to policyholders’ account balances	928	—	—	928	349	—	—	349
Interest expense	27	8	—	19	17	3	—	14
Deferral of acquisition costs	(32)	(15)	—	(17)	(10)	(4)	—	(6)
Amortization of acquisition costs	44	34	—	10	15	11	—	4
General and administrative expenses	1,688	843	392	453	570	265	120	185

Total benefits and expenses	3,308	870	392	2,046	1,178	275	120	783

Adjusted operating income before income taxes	244	176	(170)	238	76	58	(76)	94

	Nine Months Ended September 30, 2003				Quarter Ended September 30, 2003
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	23	—	—	23	1	—	—	1
Policy charges and fee income	54	—	—	54	17	—	—	17
Net investment income	1,625	42	53	1,530	516	18	—	498
Commissions, investment management fees, and other income	2,201	939	1,164	98	481	324	122	35

Total revenues	3,903	981	1,217	1,705	1,015	342	122	551

Benefits and Expenses (1):
Insurance and annuity benefits	601	—	—	601	187	—	—	187
Interest credited to policyholders’ account balances	708	—	—	708	239	—	—	239
Interest expense	25	13	—	12	9	6	—	3
Deferral of acquisition costs	(21)	(14)	—	(7)	(6)	(4)	—	(2)
Amortization of acquisition costs	51	42	—	9	15	12	—	3
General and administrative expenses	2,306	800	1,261	245	488	286	120	82

Total benefits and expenses	3,670	841	1,261	1,568	932	300	120	512

Adjusted operating income before income taxes	233	140	(44)	137	83	42	2	39

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		% Change		2003		2004
2004	2003			3Q	4Q	1Q	2Q	3Q
			Asset Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
161	138	17%	Retail customers	50	49	54	54	53
318	258	23%	Institutional customers	92	114	95	117	106
170	161	6%	General account	56	58	53	59	58

649	557	17%	Subtotal	198	221	202	230	217
397	424	-6%	Mutual Fund and other segment revenues (1)	144	158	145	136	116

1,046	981	7%	Total Asset Management segment revenues	342	379	347	366	333

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
597	500	19%	Asset-based fees	173	182	186	209	202
29	35	-17%	Transaction-based and other revenues	16	33	9	12	8

626	535	17%	Subtotal	189	215	195	221	210
369	404	-9%	Mutual Fund and other segment revenues (1)	135	151	136	126	107

995	939	6%	Total	324	366	331	347	317

(1)	Represents mutual fund and other segment revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		2003	2003	2004	2004	2004
2004		3Q	4Q	1Q	2Q	3Q
	Information pertaining to Wachovia Securities Financial Holdings, LLC:

	Revenues:
165	Net investment income	53	55	56	55	54
1,680	Commissions	620	626	665	551	464
1,192	Fees	347	360	388	396	408
93	Other non-interest revenues	55	40	41	25	27

3,130	Total revenues	1,075	1,081	1,150	1,027	953
	Expenses:
2,805	Expenses before transition costs	939	948	1,001	929	875
222	Transition costs	41	43	57	66	99

3,027	Total expenses	980	991	1,058	995	974

103	Income (loss) before income taxes	95	90	92	32	(21)

39	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	36	34	35	12	(8)
(5)	Purchase accounting and related adjustments	(5)	(9)	(3)	(1)	(1)

34	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	31	25	32	11	(9)

	Recurring revenue as a percentage of total non-interest revenue (1)	38.2%	38.0%	39.1%	41.3%	47.9%

	Total client assets ($ in billions) (2)	568.5	603.1	614.9	618.9	615.9

	Distribution representatives (2):
	Series 7 Financial Advisors	8,309	8,192	8,133	8,009	7,964
	Series 6 Financial Representatives	3,316	3,270	3,081	2,871	2,594

	Customer debit balances ($ in billions) (2)	5.6	6.1	6.1	6.3	6.0

(166)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	4	(64)	(17)	(79)	(70)

(1)	Calculated on a YTD annualized basis. 2003 amounts are calculated from July 1, 2003.
(2)	As of end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	September 30, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	42.0	19.3	1.0	62.3
Institutional customers	37.8	57.8	13.3	108.9
General account	2.7	148.3	1.3	152.3

Total	82.5	225.4	15.6	323.5

	September 30, 2003
	Equity	Fixed Income	Real Estate	Total
Retail customers	37.9	43.0	1.2	82.1
Institutional customers	27.6	49.3	12.8	89.7
General account	3.0	126.1	1.2	130.3

Total	68.5	218.4	15.2	302.1

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
69.3	62.0	Beginning assets under management	64.4	65.6	69.3	74.2	74.0
13.6	7.8	Additions to managed portfolio	3.1	5.4	5.6	4.5	3.5
(8.9)	(8.8)	Withdrawals	(3.1)	(3.9)	(2.8)	(4.6)	(1.5)
2.3	5.5	Change in market value	1.3	2.6	1.6	—	0.7
0.2	(0.9)	Net money market flows	(0.1)	(0.4)	0.5	(0.1)	(0.2)

76.5	65.6	Ending assets under management	65.6	69.3	74.2	74.0	76.5
32.4	24.1	Other institutional assets under management	24.1	25.5	25.7	32.3	32.4

108.9	89.7	Total assets managed for institutional customers at end of period	89.7	94.8	99.9	106.3	108.9

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		Mutual Funds Assets Under Management:
46,784	49,756	Beginning total mutual funds assets	51,835	51,016	46,784	44,027	39,774
2,176	3,149	Sales (other than money market)	963	758	873	672	631
(4,070)	(4,069)	Redemptions (other than money market)	(1,749)	(1,385)	(1,296)	(1,557)	(1,217)
578	3,443	Reinvestment of distributions and change in market value	757	2,447	566	319	(307)
(15,794)	(5,395)	Net money market sales	(790)	(6,052)	(2,900)	(3,687)	(9,207)
—	4,132	Acquisition	—	—	—	—	—

29,674	51,016	Ending total mutual funds assets	51,016	46,784	44,027	39,774	29,674

(1,894)	(920)	Net mutual funds redemptions other than money market	(786)	(627)	(423)	(885)	(586)

		Wrap-fee Products Assets Under Administration (1):
19,833	15,153	Beginning total wrap-fee product assets	16,702	17,960	19,833	21,084	27,728
7,764	4,503	Sales (2)	1,754	1,612	2,154	2,022	3,588
(4,886)	(3,893)	Redemptions	(1,370)	(1,361)	(1,423)	(1,578)	(1,885)
(187)	2,197	Reinvestment of distributions and change in market value (2)	874	1,622	520	186	(893)
13,884	—	Other (3)	—	—	—	6,014	7,870

36,408	17,960	Ending total wrap-fee product assets	17,960	19,833	21,084	27,728	36,408
—	804	Other managed accounts at end of period	804	807	—	—	—

36,408	18,764	Total wrap-fee products and other managed accounts at end of period	18,764	20,640	21,084	27,728	36,408

2,878	610	Net wrap-fee product sales (1)	384	251	731	444	1,703

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (4):
300	311	Prudential Agents	93	105	121	107	72
—	826	Financial Advisors	—	—	—	—	—
1,799	1,982	Third party distributors (5)	865	649	727	538	534
77	30	Other	5	4	25	27	25

2,176	3,149	Total	963	758	873	672	631

		Wrap-fee products (1):
433	300	Prudential Agents	102	117	139	174	120
—	2,269	Financial Advisors	—	—	—	—	—
7,331	1,934	Third party distributors (5)	1,652	1,495	2,015	1,848	3,468

7,764	4,503	Total	1,754	1,612	2,154	2,022	3,588

(1)	Excludes other managed accounts.
(2)	As a result of the combination of the company’s retail securities brokerage business with Wachovia Securities Financial Holdings, LLC, the Asset Management segment assumed responsibility for management of Latin American wrap-fee assets amounting to $383 million as of July 1, 2003 which were formerly managed within the International Investments segment. This balance is included in “Reinvestment of distributions and change in market value”. New sales related to this business are included in the Asset Management segment’s wrap-fee sales data commencing with the third quarter of 2003.
(3)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.
(4)	Other than money market.
(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:

28,658	22,914	Beginning total account value	24,315	26,766	28,658	28,844	63,841
6,154	4,388	Sales	2,484	791	1,124	2,239	2,791
(7,096)	(2,521)	Withdrawals	(613)	(860)	(1,535)	(2,520)	(3,041)
1,108	1,985	Change in market value and interest credited	580	1,961	597	621	(110)
34,657	—	Acquisition (1)	—	—	—	34,657	—

63,481	26,766	Ending total account value	26,766	28,658	28,844	63,841	63,481

(942)	1,867	Net sales (withdrawals)	1,871	(69)	(411)	(281)	(250)

		Asset management of ending total account value:
		Proprietary	17,331	18,085	17,797	43,166	42,604
		Non-proprietary	9,435	10,573	11,047	20,675	20,877

		Total	26,766	28,658	28,844	63,841	63,481

		Guaranteed Products:

41,955	39,058	Beginning total account value	40,372	40,727	41,955	42,260	60,365
3,881	2,168	Sales	966	1,088	501	1,704	1,676
(5,276)	(3,110)	Withdrawals and benefits	(1,045)	(903)	(842)	(2,321)	(2,113)
1,845	2,382	Change in market value and interest income	381	899	1,033	(133)	945
(704)	229	Other (2)	53	144	(387)	(288)	(29)
19,143	—	Acquisition	—	—	—	19,143	—

60,844	40,727	Ending total account value	40,727	41,955	42,260	60,365	60,844

(1,395)	(942)	Net sales (withdrawals)	(79)	185	(341)	(617)	(437)

		Product composition of ending total account value (3):
		Spread-based products	18,853	19,606	20,256	23,407	23,396
		Fee-based products	21,874	22,349	22,004	36,958	37,448

		Total	40,727	41,955	42,260	60,365	60,844

(1)	The amount originally reported for the second quarter of 2004 has been adjusted to reflect refinements in the calculation of the acquired account values.
(2)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.
(3)	Fee and spread based product account values reflect the reclassification of $471 million of account values from fee based to spread based as of January 1, 2004, upon the adoption of SOP 03-1.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2003		2004
2004	2003			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
3,976	3,440	16%	Premiums	1,170	1,236	1,330	1,354	1,292
179	166	8%	Policy charges and fee income	54	60	63	61	55
712	610	17%	Net investment income	212	189	231	236	245
346	246	41%	Commissions, investment management fees, and other income	85	64	94	131	121

5,213	4,462	17%	Total revenues	1,521	1,549	1,718	1,782	1,713

			Benefits and Expenses (1):
3,132	2,665	18%	Insurance and annuity benefits	894	949	1,064	1,072	996
84	79	6%	Interest credited to policyholders’ account balances	27	30	26	29	29
4	2	100%	Interest expense	1	1	1	2	1
(549)	(509)	-8%	Deferral of acquisition costs	(157)	(186)	(190)	(175)	(184)
247	214	15%	Amortization of acquisition costs	69	70	79	79	89
1,562	1,393	12%	General and administrative expenses	464	501	519	513	530

4,480	3,844	17%	Total benefits and expenses	1,298	1,365	1,499	1,520	1,461

733	618	19%	Adjusted operating income before income taxes	223	184	219	262	252

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2004				Quarter Ended September 30, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,976	2,191	1,785	—	1,292	742	550	—
Policy charges and fee income	179	120	59	—	55	38	17	—
Net investment income	712	232	450	30	245	82	152	11
Commissions, investment management fees, and other income	346	(18)	(19)	383	121	(8)	(6)	135

Total revenues	5,213	2,525	2,275	413	1,713	854	713	146

Benefits and Expenses (1):
Insurance and annuity benefits	3,132	1,641	1,491	—	996	539	457	—
Interest credited to policyholders’ account balances	84	12	72	—	29	4	25	—
Interest expense	4	8	(6)	2	1	2	(2)	1
Deferral of acquisition costs	(549)	(382)	(167)	—	(184)	(128)	(56)	—
Amortization of acquisition costs	247	190	57	—	89	70	19	—
General and administrative expenses	1,562	667	519	376	530	228	170	132

Total benefits and expenses	4,480	2,136	1,966	378	1,461	715	613	133

Adjusted operating income before income taxes	733	389	309	35	252	139	100	13

	Nine Months Ended September 30, 2003				Quarter Ended September 30, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,440	1,892	1,548	—	1,170	663	507	—
Policy charges and fee income	166	99	67	—	54	34	20	—
Net investment income	610	163	415	32	212	60	143	9
Commissions, investment management fees, and other income	246	(8)	(3)	257	85	(7)	(1)	93

Total revenues	4,462	2,146	2,027	289	1,521	750	669	102

Benefits and Expenses (1):
Insurance and annuity benefits	2,665	1,405	1,260	—	894	480	414	—
Interest credited to policyholders’ account balances	79	9	70	—	27	3	24	—
Interest expense	2	9	(7)	—	1	3	(2)	—
Deferral of acquisition costs	(509)	(364)	(145)	—	(157)	(111)	(46)	—
Amortization of acquisition costs	214	180	34	—	69	54	15	—
General and administrative expenses	1,393	587	538	268	464	210	160	94

Total benefits and expenses	3,844	1,826	1,750	268	1,298	639	565	94

Adjusted operating income before income taxes	618	320	277	21	223	111	104	8

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year ended December 31		2003				2004
2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Japanese Yen Basis Results (1):
	Revenues (2):
¥216,432	Japanese insurance operations excluding Gibraltar Life	¥61,138	¥57,741	¥62,756	¥60,461	¥67,241	¥61,706	¥65,655
336,211	Gibraltar Life	80,020	82,691	79,860	78,142	79,817	90,954	78,986

552,643	Total revenues, Japan, yen basis	141,158	140,432	142,616	138,603	147,058	152,660	144,641

	Benefits and Expenses (2):
176,369	Japanese insurance operations excluding Gibraltar Life	50,683	47,465	51,871	48,263	55,265	50,044	52,373
292,123	Gibraltar Life	70,934	70,468	66,978	66,627	68,819	77,443	67,358

468,492	Total benefits and expenses, Japan, yen basis	121,617	117,933	118,849	114,890	124,084	127,487	119,731

	Adjusted operating income (3):
40,063	Japanese insurance operations excluding Gibraltar Life	10,455	10,276	10,885	12,198	11,976	11,662	13,282
44,088	Gibraltar Life	9,086	12,223	12,882	11,515	10,998	13,511	11,628

¥84,151	Total adjusted operating income, Japan, yen basis	¥19,541	¥22,499	¥23,767	¥23,713	¥22,974	¥25,173	¥24,910

	U.S. Dollar adjusted operating income (4):
$342	Japanese insurance operations excluding Gibraltar Life	$85	$84	$88	$100	$103	$99	$113
378	Gibraltar Life	75	98	104	93	94	115	100

720	Total adjusted operating income, Japan, U.S. dollar basis	160	182	192	193	197	214	213
37	All other countries	15	25	23	29	18	30	26

$757	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$175	$207	$215	$222	$215	$244	$239

(1)	Refinements were introduced in the third quarter of 2004 in the reporting, on a yen basis, of revenues and expenses associated with certain intercompany transactions and with trading assets supporting insurance liabilities. Yen-based amounts shown for earlier periods have been reclassified to conform to the current presentation. The reclassification has no impact on U.S. Dollar adjusted operating income.
(2)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(3)	Adjusted operating income on yen basis excludes impact of currency hedging.
(4)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2003		2004
2004	2003		3Q	4Q	1Q	2Q	3Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,628	1,434	Japan, excluding Gibraltar Life	499	509	580	506	542
1,844	1,615	Gibraltar Life	527	566	597	680	567
683	557	All other countries	198	221	216	229	238

4,155	3,606	Total	1,224	1,296	1,393	1,415	1,347

		Annualized new business premiums:
324	286	Japan, excluding Gibraltar Life	95	112	128	93	103
211	228	Gibraltar Life	75	68	62	81	68
150	149	All other countries	53	61	50	50	50

685	663	Total	223	241	240	224	221

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,535	1,465	Japan, excluding Gibraltar Life	505	479	537	482	516
1,730	1,662	Gibraltar Life	540	543	551	642	537
668	553	All other countries	191	219	212	223	233

3,933	3,680	Total	1,236	1,241	1,300	1,347	1,286

		Annualized new business premiums:
309	293	Japan, excluding Gibraltar Life	97	105	119	88	102
198	235	Gibraltar Life	77	64	58	76	64
145	150	All other countries	51	61	49	48	48

652	678	Total	225	230	226	212	214

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2003.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2003		2004
	3Q	4Q	1Q	2Q	3Q
Face amount of individual policies in force at end of period (in billions) (1): (Constant exchange rate basis)
Japan, excluding Gibraltar Life	167	171	176	179	184
Gibraltar Life	222	218	215	210	208
All other countries	58	61	63	66	67

Total	447	450	454	455	459

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,137	1,180	1,231	1,266	1,304
Gibraltar Life	4,334	4,288	4,226	4,149	4,109
All other countries	786	830	863	894	925

Total	6,257	6,298	6,320	6,309	6,338

International insurance policy persistency (2):
13 months	92.9%	92.8%	92.7%	92.6%	92.8%
25 months	87.1%	87.0%	86.7%	86.7%	86.5%

Number of Life Planners at end of period (3):
Japan	2,293	2,347	2,422	2,447	2,509
All other countries	2,582	2,642	2,586	2,676	2,725

Total	4,875	4,989	5,008	5,123	5,234

(1)	Translated based on exchange rates as of December 31, 2003.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2004				December 31, 2003
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	111,879	35,136	76,743	56.6%	95,968	29,538	66,430	59.9%
Public, held to maturity, at amortized cost	2,510	—	2,510	1.8%	3,010	—	3,010	2.7%
Private, available for sale, at fair value	31,302	14,431	16,871	12.5%	32,973	15,052	17,921	16.2%
Private, held to maturity, at amortized cost	97	—	97	0.1%	58	—	58	0.1%
Trading account assets supporting insurance liabilities, at fair value (1)	12,695	—	12,695	9.4%	88	—	88	0.0%
Other trading account assets, at fair value (1)	153	—	153	0.1%	138	—	138	0.2%
Equity securities, available for sale, at fair value	3,779	2,345	1,434	1.1%	3,383	2,282	1,101	1.0%
Commercial loans	23,469	7,154	16,315	12.0%	18,780	7,006	11,774	10.6%
Policy loans	8,063	5,457	2,606	1.9%	8,152	5,543	2,609	2.4%
Other long-term investments (2)	4,774	1,067	3,707	2.7%	4,743	1,041	3,702	3.3%
Short-term investments	4,653	2,254	2,399	1.8%	7,633	3,581	4,052	3.6%

Subtotal (3)	203,374	67,844	135,530	100.0%	174,926	64,043	110,883	100.0%

Invested assets of other entities and operations (4)	4,368	—	4,368		6,115	—	6,115

Total investments	207,742	67,844	139,898		181,041	64,043	116,998

Fixed Maturities by Credit Quality (3):

		September 30, 2004					December 31, 2003
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent

1	Aaa, Aa, A	57,135	2,259	307	59,087	74.5%	50,133	2,247	210	52,170	75.1%
2	Baa	16,478	989	66	17,401	22.0%	13,767	900	91	14,576	21.0%

	Subtotal Investment Grade	73,613	3,248	373	76,488	96.5%	63,900	3,147	301	66,746	96.1%

3	Ba	1,763	163	7	1,919	2.4%	1,580	167	11	1,736	2.5%
4	B	696	69	4	761	1.0%	757	89	3	843	1.2%
5	C and lower	61	20	1	80	0.1%	67	30	2	95	0.1%
6	In or near default	26	5	—	31	0.0%	34	3	1	36	0.1%

	Subtotal Below Investment Grade	2,546	257	12	2,791	3.5%	2,438	289	17	2,710	3.9%

	Total	76,159	3,505	385	79,279	100.0%	66,338	3,436	318	69,456	100.0%

Private Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	4,490	316	13	4,793	28.2%	4,647	400	7	5,040	28.0%
2	Baa	8,714	672	16	9,370	55.2%	8,749	749	13	9,485	52.6%

	Subtotal Investment Grade	13,204	988	29	14,163	83.4%	13,396	1,149	20	14,525	80.6%

3	Ba	1,688	128	2	1,814	10.7%	2,004	146	13	2,137	12.1%
4	B	351	28	5	374	2.2%	508	38	3	543	3.0%
5	C and lower	355	51	4	402	2.4%	552	62	12	602	3.3%
6	In or near default	214	5	4	215	1.3%	168	7	3	172	1.0%

	Subtotal Below Investment Grade	2,608	212	15	2,805	16.6%	3,232	253	31	3,454	19.4%

	Total	15,812	1,200	44	16,968	100.0%	16,628	1,402	51	17,979	100.0%

(1)	Commencing June 30, 2004, investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation. Trading account assets supporting insurance liabilities as of June 30, 2004, reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets related to special purpose entities consolidated in accordance with FIN 46, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(4)	Includes invested assets of securities brokerage operations, securities trading operations, banking operations and assets related to special purpose entities consolidated in accordance with FIN 46. Excludes assets of our asset management operations managed for third parties and separate account assets for which the customer assumes risks of ownership. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2004 and December 31, 2003, respectively, 460 securities with amortized cost of $2,864 million (fair value $2,917 million) and 223 securities with amortized cost of $2,952 million (fair value, $3,027 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	28,658	74.6%	28,488	74.3%
Public, held to maturity, at amortized cost	2,510	6.5%	3,010	7.8%
Private, available for sale, at fair value	722	1.9%	280	0.7%
Private, held to maturity, at amortized cost	97	0.2%	58	0.2%
Trading account assets supporting insurance liabilities, at fair value (1) (2)	784	2.0%	88	0.2%
Other trading account assets, at fair value (1)	28	0.1%	—	0.0%
Equity securities, available for sale, at fair value	1,260	3.3%	934	2.4%
Commercial loans	2,609	6.8%	2,922	7.6%
Policy loans	795	2.1%	862	2.3%
Other long-term investments (3)	962	2.5%	1,291	3.4%
Short-term investments	14	0.0%	440	1.1%

Total	38,439	100.0%	38,373	100.0%

	September 30, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (4):
Fixed maturities:
Public, available for sale, at fair value	48,085	49.5%	37,942	52.4%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,149	16.6%	17,641	24.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value (1)	11,911	12.3%	—	0.0%
Other trading account assets, at fair value (1)	125	0.1%	138	0.2%
Equity securities, available for sale, at fair value	174	0.2%	167	0.2%
Commercial loans	13,706	14.1%	8,852	12.2%
Policy loans	1,811	1.9%	1,747	2.4%
Other long-term investments (3)	2,745	2.8%	2,411	3.3%
Short-term investments	2,385	2.5%	3,612	5.0%

Total	97,091	100.0%	72,510	100.0%

(1)	Commencing June 30, 2004, investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation.
(2)	Trading account assets supporting insurance liabilities as of June 30, 2004, reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets related to special purpose entities consolidated in accordance with FIN 46, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.52%	1,012	79	4.69%	931	25
Equity securities	3.70%	11	15	2.16%	5	17
Commercial loans	6.50%	185	(16)	6.95%	198	29
Policy loans	4.99%	32	—	4.70%	33	—
Short-term investments and cash equivalents	1.59%	24	(1)	2.18%	31	2
Other investments	8.64%	126	(40)	7.95%	79	(110)

Gross investment income before investment expenses	4.78%	1,390	37	4.98%	1,277	(37)
Investment expenses	-0.15%	(70)	—	-0.12%	(48)	—

Subtotal	4.63%	1,320	37	4.86%	1,229	(37)

Investment results of other entities and operations (2)		81	(1)		17	—
Less, investment income relating to divested businesses		(1)			(31)

Total		1,400	36		1,215	(37)

	Nine Months Ended September 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.61%	2,946	118	4.87%	2,798	(38)
Equity securities	2.62%	22	94	1.56%	12	(79)
Commercial loans	6.70%	568	(2)	7.06%	598	47
Policy loans	4.77%	92	—	5.40%	117	—
Short-term investments and cash equivalents	1.54%	71	(1)	2.04%	84	2
Other investments	8.51%	301	7	8.21%	264	(69)

Gross investment income before investment expenses	4.85%	4,000	216	5.14%	3,873	(137)
Investment expenses	-0.16%	(185)	—	-0.16%	(168)	—

Subtotal	4.69%	3,815	216	4.98%	3,705	(137)

Investment results of other entities and operations (2)		166	(58)		109	—
Less, investment income relating to divested businesses		(2)			(97)

Total		3,979	158		3,717	(137)

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally insure to contractholders, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage, securities trading, banking operations, and commercial loans supporting insurance liabilities where the investment results generally insure to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally insure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.96%	154	(4)	1.79%	128	3
Equity securities	3.49%	10	2	1.72%	4	—
Commercial loans	4.18%	28	5	5.26%	37	2
Policy loans	3.78%	7	—	3.13%	6	—
Short-term investments and cash equivalents	8.36%	1	(1)	4.93%	—	1
Other investments	8.08%	23	(1)	5.78%	22	8

Gross investment income before investment expenses	2.39%	223	1	2.25%	197	14
Investment expenses	-0.21%	(19)	—	-0.20%	(19)	—

Total	2.18%	204	1	2.05%	178	14

	Nine Months Ended September 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.94%	458	(12)	1.77%	371	12
Equity securities	2.24%	17	33	1.18%	8	(96)
Commercial loans	4.27%	88	20	4.97%	110	22
Policy loans	3.26%	20	—	2.96%	16	—
Short-term investments and cash equivalents	8.51%	2	(1)	1.37%	1	1
Other investments	8.01%	70	9	7.64%	68	—

Gross investment income before investment expenses	2.34%	655	49	2.27%	574	(61)
Investment expenses	-0.21%	(59)	—	-0.25%	(63)	—

Total	2.13%	596	49	2.02%	511	(61)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally insure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	5.96%	858	83	6.36%	803	22
Equity securities	5.27%	1	13	5.53%	1	17
Commercial loans	7.22%	157	(21)	7.52%	161	27
Policy loans	5.54%	25	—	5.29%	27	—
Short-term investments and cash equivalents	1.55%	23	—	2.16%	31	1
Other investments	8.82%	103	(39)	7.73%	57	(118)

Gross investment income before investment expenses	5.98%	1,167	36	6.33%	1,080	(51)
Investment expenses	-0.12%	(51)	—	-0.07%	(29)	—

Total	5.86%	1,116	36	6.26%	1,051	(51)

	Nine Months Ended September 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.22%	2,488	130	6.64%	2,427	(50)
Equity securities	5.23%	5	61	2.85%	4	17
Commercial loans	7.49%	480	(22)	7.80%	488	25
Policy loans	5.50%	72	—	6.21%	101	—
Short-term investments and cash equivalents	1.50%	69	—	2.04%	83	1
Other investments	8.70%	231	(2)	8.80%	196	(69)

Gross investment income before investment expenses	6.17%	3,345	167	6.63%	3,299	(76)
Investment expenses	-0.13%	(126)	—	-0.11%	(105)	—

Total	6.04%	3,219	167	6.52%	3,194	(76)

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally insure to contractholders, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally insure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:

Amounts used for general corporate purposes include those used for cash flow timing mismatches at Prudential Financial, Prudential Financial‘s investments in equity and debt securities of subsidiaries, and amounts utilized for regulatory capital purposes.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services. For periods prior to July 1, 2003, also includes fair market value of assets in client accounts of Prudential Securities businesses combined into Wachovia Securities Financial Holdings, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 9.76% for the nine months ended September 30, 2004, 3.89% for the nine months ended September 30, 2003, 11.42% for the three months ended September 30, 2004, 4.99% for the three months ended September 30, 2003, 10.36% for the three months ended June 30, 2004, 7.60% for the three months ended March 31, 2004, and 10.12% for the three months ended December 31, 2003.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, excluding debt related to Equity Security Units, and 20% of the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt excluding Equity Security Units and the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock.

28. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2004

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of November 2, 2004

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	A+	Aa3	AA-
PRICOA Global Funding I	NR *	A+	Aa3	NR
PRUCO Life Insurance Company	A+	A+	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	A+	NR	NR
American Skandia Life Assurance Corporation	A+	A+	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	A+	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR

CREDIT RATINGS:
as of November 2, 2004

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Retail Notes	NR	A-	A3	NR
Redeemable Capital Securities	a-	A-	A3	A
The Prudential Insurance Company of America :
Capital and surplus notes	a	A-	A2	A
Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1	P-1	F1
Long-Term Senior Debt	a+	A+	A1	A+

*	NR indicates not rated.

INVESTOR INFORMATION:
Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102
Web Site:

www.prudential.com
Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.